                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-04739

                              The Zweig Fund, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                                900 Third Avenue
                               New York, NY 10022
              ---------------------------------------------------
              (Address of principal executive offices) (Zip code)

            Kevin J. Carr, Esq.                   John R. Flores, Esq.
   Chief Legal Officer and Secretary for            Vice President
                Registrant                     Litigation/Employment Counsel
      Phoenix Life Insurance Company           Phoenix Life Insurance Company
             One American Row                       One American Row
            Hartford, CT 06102                     Hartford, CT 06102
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 800-272-2700

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

OFFICERS AND DIRECTORS
Daniel T. Geraci
Director, President and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Vice President

Moshe Luchins
Vice President

Kevin J.Carr
Secretary

Nancy Curtiss
Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06102

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022

Transfer Agent
EquiServe Trust Co., N.A.
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP4132                                                                    Q2-05


      Semi-Annual Report



      Zweig

      The Zweig Fund, Inc.


      June 30, 2005


                                    [GRAPHIC]

  PHOENIX
  INVESTMENT PARTNERS, LTD.

                                                                 August 1, 2005

Dear Fellow ZF Shareholder:

   I am pleased to share with you the manager's report and commentary for The Zweig Fund, Inc. for the quarter ended June 30, 2005. In it, Dr. Martin Zweig, president of Zweig Consulting, subadviser to the Fund, presents his market review and outlook, and Carlton Neel, the Fund's portfolio manager, reports on changes to the portfolio during the quarter, including sector allocations and top holdings.

   For the quarter ended June 30, 2005, the Zweig Fund's net asset value declined 0.82%, including the $0.149 distribution paid on April 26, 2005. During the same period, the S&P 500(R) Index gained 1.37%, including reinvested dividends. The Fund's average equity exposure during the quarter was approximately 74%.

   For the six months ended June 30, 2005, the Fund's net asset value increased 1.24%, including the latest distribution. During the same period, the S&P 500 Index fell 0.81%, including reinvested dividends. The Fund's average equity exposure for the first half of this year was approximately 72%.

   As previously announced, the Fund's distribution for the quarter ended June 30, 2005, was $0.147 payable on July 26, 2005 to shareholders of record on July 8, 2005. Including this distribution, the Fund's total payout since inception is $18.59.

   For updates on The Zweig Fund, Inc., including performance and holdings, please visit the Individual Investors section of our Web site, PhoenixFunds.com.

   Thank you for your continued investment in The Zweig Fund, Inc. We are firmly committed to serving your best interests.

              Sincerely,

              /s/ Daniel T. Geraci
              Daniel T. Geraci
              President
              The Zweig Fund, Inc.

                           MARKET REVIEW AND OUTLOOK

   The stock market's performance in the second quarter was nothing to write home about. The Dow Jones Industrial Average finished off 1.6%. The S&P 500(R) Index scratched out a mere 1.4% gain while the NASDAQ Composite Index rose 3.1%. All three major markets closed lower for the first half. The Dow was down 3.8%, falling back to its level at the close of 2003. The S&P dipped 0.8% and the NASDAQ slumped 5.1%.

   As widely expected, the Federal Reserve (the "Fed") raised its short-term benchmark interest rate by a quarter-point to 3.25%, the ninth consecutive increase by that amount in a year. Although the chief of the Dallas Fed previously said that we are in the "eighth inning" of the current tightening cycle, Fed chairman Alan Greenspan took us into extra innings, with no indication as to when this particular game will be over.

   We believe that many investors were disappointed when the Fed repeated its previous assertions that it expects to continue to increase rates at a "measured pace" and the market closed down sharply after that announcement. In its economic outlook, the Fed said that, despite higher energy prices, expansion remains firm and labor conditions continue to improve gradually. It added that pressures on inflation have stayed elevated but longer-term expectations remain well contained.

   In our opinion, one problem with the Fed is that it seems to wait too long and then goes too far. It may do the same this time around. We believe it should not have driven rates down to 1% at a time when the economy was improving. Now it may do the reverse by raising rates too high as the economy is slowing.

   Some analysts point to last year's market surge after the presidential election and predicted a similar response this year if the Fed stops raising interest rates. To us, that is not a reasonable assumption. When an election is over, you know who won and the market can rally. But, we believe that Greenspan will never ring a bell and announce that he has finished raising rates because he wants to stay flexible. In our view, he'll leave himself enough of an opening to do what he thinks is necessary.

   We agree with Greenspan on one issue: his view of the housing boom. Greenspan said that a nationwide bubble is unlikely but saw signs of "froth" in some areas, with speculation a possible growing factor. Sales of new homes rose 21% in May and home prices climbed 51% in the five years ended March 31, according to the Office of Federal Housing Enterprise Oversight.

   To put the situation in perspective, a 51% rise over five years comes out to about 8.6% a year. Assets gaining 8.6% a year don't seem like a bubble to us. When the stock market was soaring 25% a year for five years and the NASDAQ was doing a lot more, people were denying there was a bubble. With housing, we are getting a fraction of those gains and analysts are talking about a bubble that may burst.

   As Greenspan suggested, there are certain pockets where there is excessive speculation in housing. For example, in the city of Miami alone, 62,000 condo units are either being built or planned. In the previous decade, there were only about 7,000 condos built in all of Miami. Heavy growth is also taking place in certain areas of California, New York and Nevada. On balance, the housing boom is very localized, with a lot of the country not seeing overspeculation.

   With mortgage rates linked to the 10-year Treasury bond yield, housing has become very contra-cyclical to most of the rest of the economy. We feel that if the economy softens and bond yields decline, the housing market will stay strong; but if the economy strengthens and bond yields rise, the housing market will weaken. So we are not too concerned about a housing bubble hurting the stock market.

   We are also not losing much sleep over the trade imbalance. While U.S. imports and exports set records in April (the last month for which figures are available), the trade deficit widened 6.3% to $57 billion from $53.6 billion in March, according to the Commerce Department. Year to date through April, the gap was 22% higher than for the same period in 2004 and is on track to surpass last year's record $618 billion.

   Many people seem to worry about the trade deficit unnecessarily. Foreigners want to give us dollars and are willing to take our dollars in return for goods that are less expensive. We believe that it really does help the American consumer to import goods that are cheaper. We may have fewer jobs because of this, but that is sometimes a trade-off. We are not saying it is good to lose jobs, but we think protectionism would be worse. We believe the U.S. should try to be more efficient and produce things better than the rest of the world.

   Speaking of deficits, the Federal government's budget deficit declined dramatically in May. Reflecting a surge in tax receipts, the May deficit was $35.29 billion, down from $62.46 billion in the like month a year ago, and the smallest gap for May since the $27.9 billion in 2001. It is good that the deficit is narrowing. We have always felt that the economy would benefit from lower taxes and that eventually the deficit would disappear. While it is counterintuitive, our research has shown that the stock market does better when there is a federal deficit than when there is a surplus.

   Continuing to show unexpected strength, the dollar climbed 7% against the euro and 3.5% against the yen in the second quarter. It was the second straight quarter of increases and represented the dollar's best showing in over four years. For the first half of the year, the dollar rose 12% against the euro, the highest figure since the euro was launched in 1999. We have tested the dollar against stock market trends but haven't found any consistent relationship.

   An interesting question to ask is: "Why would the dollar rally when the trade and budget deficits and housing inflation are so terrible?" We believe that much of the rest of the world is eager to buy these dollars and hold them. The U.S. still tends to be a safe haven and foreigners seem to like investing here, possibly because they feel secure buying our bonds, real estate or stocks.

   The second quarter saw a decline in initial public offerings. Forty-seven deals were completed, compared to 58 in the like period a year ago, according to Thomson Financial. The second quarter deals totaled $8.15 billion against last year's $9.5 billion. These figures seem to indicate that we're not at the hysteria level we saw in the late 90s when the volume of new issues pointed to an extremely overheated market. We feel that the current amount of offerings is reasonable.

   While IPOs were lower, mergers and acquisitions made a strong showing. The amounts spent on deals spurted 73% in the second quarter against the like period last year and increased 20% from this year's first quarter, according to Thomson Financial.

   This level of activity tends to be bullish. It doesn't surprise us because we believe that corporations are loaded with cash. The debt-equity ratios of non-financial corporations are way down. The amount of cash held by corporations relative to their assets is at its highest level for at least the last 25 years for which we have data. So there seems to be plenty of money around, and we feel that many companies are ripe for takeover or may seek to become buyers themselves. We think this situation will continue and is a plus for the stock market.

   The New York Stock Exchange reported that margin debt at its member firms fell 2.7% from the end of the first quarter through May. After dropping sharply after April's big market decline, margin debt rose in May as stock prices recovered but not enough to offset April's large drop. We believe that this is a figure to watch. Just like the new issues market, it can get excessive when there is too much speculation. When margin debt rises quickly, it can be a warning sign, but we don't think it has done that here.

   American investors seem to be chasing the hottest markets. In May, Americans invested $5.178 billion in mutual funds that invest primarily in domestic stocks, more than double the $2.260 billion in April, according to the Investment Company Institute. However Americans poured much more money into world stock funds during these two months, with $6.011 billion invested in May and $6.372 billion in April.

   We don't think it is a great idea for people to chase what is hot. Historically, foreigners tend to be wrong when they plunge into our markets, and U.S. investors tend to do just as bad in foreign markets. So these numbers may not be a great sign for foreign markets where there may be too much exuberance. As far as our domestic markets are concerned, these mutual fund numbers appear positive.

   We also like the figures on stock buybacks by companies in the S&P 500 Index. These buybacks were a major factor in building company holdings of cash and cash- equivalent securities in the first quarter, according to Thomson Financial. Their holdings grew 10.1% to a record $766 billion. Buybacks showed the biggest gain as a share of total cash, climbing to 8% in the first quarter against 3.1% in the like 2004 period. The stock buyback total nearly tripled to $61 billion. As indicated earlier, this excessive cash can be put to good use. Some companies will continue to use it for buying their own stock, buying other companies or paying out higher dividends. We feel that all of the above are bullish for the market.

   Stock market advisors became more optimistic as the market rallied recently. A recent survey by Investors Intelligence of advisors found 55.1% bullish and only 19.1% bearish. The bullish figure is the highest since March of this year, while the bearish total is the lowest since July of 2004. We don't think these figures are excessive yet. We believe it would have to go to a much greater extreme to indicate a market top.

   S&P 500-listed companies are now trading at about 19.6 times earnings over the past 12 months. Historically, the rate has been about 15 times earnings. At these figures, we don't believe the market is excessively valued, but we don't think it is cheap either.

   The same mixed picture holds true for the economy in general. It has definitely slowed but we don't think we are headed into a recession nor do we see a boom. Actually, it looks fairly good to us because it is not strong enough to make inflation a worry -- but it is not weak either.

   At this writing, virtually all of our indicators are smack in the neutral range. When this happens, the market has generally risen at a reasonable rate. Historically, it has gone up about 10% a year. We might cut a few points off that number because we had above normal gains in the 1980s and 90s. So with that in mind, perhaps we'll adjust the projected gain to 7% or 8%. We'll take it.

   Overall, we think the market is okay. It has six months to consolidate the gains it made in the fourth quarter of 2004. Our current investment posture is moderately bullish and we are about 80% invested in common stocks.

              Sincerely,

              /s/Martin E. Zweig, Ph.D.


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

                             PORTFOLIO COMPOSITION

   Our leading stock market sectors on June 30, 2005, included financials, health care, consumer staples, information technology, and industrials. Although there were changes in allocation amounts, all of these sectors were listed in our previous quarterly report. During the second quarter, we added to our positions in information technology and consumer discretionary and trimmed our holdings in industrials and telecommunication services.

   As of June 30, 2005, our top individual positions included Allstate, Burlington Resources, Continental Airlines, Costco Wholesale Corp., Halliburton, Home Depot, NASDAQ 100 Trust, UnitedHealthgroup, Valero Energy, and Wells Fargo. During the quarter, we added to our positions in Costco, Home Depot, NASDAQ 100 Trust, and Valero. There was no change in the number of shares held in Allstate and Wells Fargo.

   Although our holdings were unchanged in Georgia Pacific, Goldman Sachs, Kimberly Clark, and Morgan Stanley, these companies are no longer in our list of top positions. Also out of this listing are Merck, where we reduced our holdings, and United Defense, where we sold out.

              Sincerely,



                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Phoenix/Zweig Advisers LLC

                             OUR PRIVACY COMMITMENT

   The Zweig Fund, Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. "Personal information" refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

   We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

..   Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

..   Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

   We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

   We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

   We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Web site and/or other communications.

Glossary

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Dow Jones Industrial Average/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

Office of Federal Housing Enterprise Oversight (OFHEO): The OFHEO promotes housing and a strong economy by ensuring the safety and soundness of Fannie Mae and Freddie Mac and fostering the vitality of the nation's housing finance system.

Federal Reserve (the "Fed"): The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Inflation: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

Initial public offering (IPO): A company's first sale of stock to the public.

Investors Intelligence Survey: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

NASDAQ Composite(R) Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) Index: A market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                             THE ZWEIG FUND, INC.



                       Sector Weightings June 30, 2005
                     As a percentage of total investments
                                  (Unaudited)

                                    [CHART]

                       Financials                   15%
                       Health Care                  12%
                       Information Technology       12%
                       Consumer Staples             12%
                       Industrials                  10%
                       Consumer Discretionary       10%
                       Energy                        8%
                       Other                        21%



               SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

                                 June 30, 2005
                                  (Unaudited)

                                                       Number of
                                                        Shares      Value
                                                       --------- ------------
  INVESTMENTS
  DOMESTIC COMMON STOCKS                        72.32%
  CONSUMER DISCRETIONARY -- 8.54%
     Comcast Corp. Class A/(b)/....................     190,000  $  5,833,000
     Home Depot, Inc...............................     170,000     6,613,000
     McDonald's Corp...............................     210,000     5,827,500
     Nike, Inc. Class B............................      72,000     6,235,200
     Omnicom Group, Inc............................      75,000     5,989,500
     Viacom, Inc. Class B..........................     175,000     5,603,500
                                                                 ------------
                                                                   36,101,700
                                                                 ------------
  CONSUMER STAPLES -- 11.15%
     Altria Group, Inc./(d)/.......................      95,000     6,142,700
     Archer-Daniels-Midland Co.....................     260,000     5,558,800
     Costco Wholesale Corp.........................     150,000     6,723,000
     Kimberly-Clark Corp...........................     100,000     6,259,000
     Molson Coors Brewing Co. Class B..............      80,000     4,960,000
     Procter & Gamble Co...........................     113,200     5,971,300
     Ralcorp Holdings, Inc.........................     150,000     6,172,500
     Sara Lee Corp.................................     270,000     5,348,700
                                                                 ------------
                                                                   47,136,000
                                                                 ------------
  ENERGY -- 8.03%
     Burlington Resources, Inc.....................     130,000     7,181,200
     ConocoPhillips................................     110,000     6,323,900
     Halliburton Co................................     150,000     7,173,000

                       See notes to financial statements

                                                     Number of
                                                      Shares      Value
                                                     --------- ------------
     ENERGY (CONTINUED)
        Occidental Petroleum Corp.................     85,000  $  6,539,050
        Valero Energy Corp........................     85,000     6,724,350
                                                               ------------
                                                                 33,941,500
                                                               ------------
     FINANCIALS -- 14.61%
        Allstate Corp.............................    115,000     6,871,250
        Bank of America Corp./(d)/................    130,000     5,929,300
        Capital One Financial Corp................     75,000     6,000,750
        Goldman Sachs Group, Inc..................     60,000     6,121,200
        Huntington Bancshares, Inc................    250,000     6,035,000
        Morgan Stanley............................    115,000     6,034,050
        National City Corp........................    165,000     5,629,800
        PNC Financial Services Group, Inc.........    120,000     6,535,200
        Wachovia Corp.............................    120,000     5,952,000
        Wells Fargo & Co..........................    108,000     6,650,640
                                                               ------------
                                                                 61,759,190
                                                               ------------
     HEALTH CARE -- 8.57%
        Amgen, Inc./(b)/..........................    105,000     6,348,300
        Bard (C.R.), Inc..........................     90,000     5,985,900
        Bristol-Myers Squibb Co...................    250,000     6,245,000
        Merck & Co., Inc..........................    175,000     5,390,000
        Pfizer, Inc...............................    200,000     5,516,000
        UnitedHealth Group, Inc...................    130,000     6,778,200
                                                               ------------
                                                                 36,263,400
                                                               ------------
     INDUSTRIALS -- 9.97%
        AMR Corp./(b)/............................    507,000     6,139,770
        Boeing Co. (The)..........................    100,000     6,600,000
        Continental Airlines, Inc. Class B/(b)/...    500,000     6,640,000
        Deere & Co./(d)/..........................     86,000     5,632,140
        L-3 Communication Holdings, Inc...........     80,000     6,126,400
        Norfolk Southern Corp.....................    170,000     5,263,200
        PACCAR, Inc...............................     85,000     5,780,000
                                                               ------------
                                                                 42,181,510
                                                               ------------
     INFORMATION TECHNOLOGY -- 8.19%
        Cisco Systems, Inc./(b)/..................    315,000     6,019,650
        EMC Corp./(b)/............................    300,000     4,113,000
        Intel Corp................................    250,000     6,515,000
        International Business Machines Corp......     80,000     5,936,000
        Microsoft Corp............................    240,000     5,961,600
        QUALCOMM, Inc.............................    185,000     6,106,850
                                                               ------------
                                                                 34,652,100
                                                               ------------

                       See notes to financial statements

                                                           Number of
                                                            Shares       Value
                                                           ---------  ------------
   MATERIALS -- 3.26%
      Dow Chemical Co./(d)/............................     135,000   $  6,011,550
      Freeport-McMoRan Copper & Gold, Inc. Class B.....      50,000      1,872,000
      Georgia-Pacific Corp.............................     185,000      5,883,000
                                                                      ------------
                                                                        13,766,550
                                                                      ------------
          Total Domestic Common Stocks (Identified Cost
            $270,037,999).....................................         305,801,950
                                                                      ------------
   FOREIGN COMMON STOCKS/(c)/                      8.37%
   CONSUMER DISCRETIONARY -- 2.74%
      Honda Motor Co., Ltd. ADR (Japan)/(d)/...........     240,000      5,906,400
      Sony Corp. ADR (Japan)...........................     165,000      5,682,600
                                                                      ------------
                                                                        11,589,000
                                                                      ------------
   HEALTH CARE -- 2.67%
      Angiotech Pharmaceuticals (United States)/(b)/...     400,000      5,544,000
      Sanofi-aventis ADR (France)......................     140,000      5,738,600
                                                                      ------------
                                                                        11,282,600
                                                                      ------------
   INFORMATION TECHNOLOGY -- 2.96%
      Amdocs Ltd. (United States)/(b)/.................     240,000      6,343,200
      Nokia Oyj ADR (Finland)..........................     370,000      6,156,800
                                                                      ------------
                                                                        12,500,000
                                                                      ------------
          Total Foreign Common Stocks (Identified Cost
            $35,272,868)......................................          35,371,600
                                                                      ------------
   PREFERRED STOCKS                                0.05%
   FINANCIALS -- 0.05%
      Citibank NA Series A 6.34% Pfd...................       2,000        201,438
                                                                      ------------
          Total Preferred Stocks (Identified Cost $202,000)...             201,438
                                                                      ------------
   EXCHANGE TRADED FUNDS                           2.19%
      NASDAQ-100 Index(R) Tracking Shares..............     252,000      9,271,080
                                                                      ------------
          Total Exchange Traded Funds (Identified Cost
            $9,479,221).......................................           9,271,080
                                                                      ------------

                       See notes to financial statements

                                                            Par
                                                          (000's)        Value
                                                          -------  ------------
 U.S. GOVERNMENT SECURITIES                       7.34%
 U.S. TREASURY NOTES -- 7.34%
    U.S. Treasury Note 12.75%, 11/15/10/(e)/..........    $30,000  $ 31,033,590
                                                                   ------------
        Total U.S. Government Securities (Identified Cost
          $35,107,888).....................................          31,033,590
                                                                   ------------
        Total Long Term Investments -- 90.27% (Identified
          Cost $350,099,976)...............................         381,679,658
                                                                   ------------
 SHORT-TERM INVESTMENTS                          10.39%
 FEDERAL AGENCY SECURITIES -- 4.74%
    FNMA 7%, 7/15/05 (Identified Cost $20,032,590)....     20,000    20,026,540
                                                                   ------------
 COMMERCIAL PAPER -- 5.65%
    Rabobank USA 3.35%, 7/1/05........................      8,900     8,900,000
    UBS Finance Delaware LLC 3.35%, 7/1/05............     15,000    15,000,000
                                                                   ------------
        Total Commercial Paper (Identified Cost $23,900,000)         23,900,000
                                                                   ------------
        Total Short-Term Investments (Identified cost
          $43,932,590).....................................          43,926,540
                                                                   ------------
        Total Investments (Identified Cost $394,032,566) --
          100.66%..........................................         425,606,198/(a)/
        Securities Sold Short (Proceeds $16,926,456) --
          (4.64)%..........................................         (19,619,700)
        Other Assets Less Liabilities -- 3.98%.............          16,741,427
                                                                   ------------
        Net Assets -- 100.00%..............................        $422,727,925
                                                                   ============

--------
 (a) Federal Tax information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $53,376,489 and gross depreciation of $21,822,345 for federal tax purposes. At June 30, 2005, the aggregate cost of securities for federal income tax purposes was $394,052,054.
 (b) Non-income producing.
 (c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria in
     Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.
 (d) Position, or a portion thereof, has been segregated to collateralize securities sold short.
 (e) Position, or a portion thereof, has been segregated as collateral for written options.

                                                       Number of
                                                        Shares      Value
                                                       --------- -----------
   SECURITIES SOLD SHORT
   DOMESTIC COMMON STOCKS                        2.54%
   CONSUMER DISCRETIONARY -- 1.52%
      Wendy's International, Inc...................     135,000  $ 6,432,750
   MATERIALS -- 0.43%
      Nucor Corp...................................      40,000    1,824,800

                       See notes to financial statements

                                                     Number of
                                                      Shares        Value
                                                     --------- -----------
 UTILITIES -- 0.59%
    Reliant Energy, Inc..........................     200,000  $ 2,476,000
                                                               -----------
        Total Domestic Common Stocks (Proceeds $8,286,519)      10,733,550
                                                               -----------
 EXCHANGE TRADED FUNDS                         2.10%
    iShares Russell 2000 Index Fund (Proceeds
      $8,639,937)................................     139,500    8,886,150
                                                               -----------
        Total Securities Sold Short (Proceeds $16,926,456)     $19,619,700/(f)/
                                                               ===========

--------
 (f) Federal Tax information: Net unrealized depreciation of securities sold short is comprised of gross appreciation of $266,976 and gross depreciation of $2,960,220 for federal income tax purposes. At June 30, 2005, the aggregate proceeds of securities sold short for federal income tax purposes was ($16,926,456).

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 2005
                                  (Unaudited)

ASSETS
   Investment securities at value (Identified cost $394,032,566). $ 425,606,198
   Foreign currency at value (Identified cost $5,318)............         5,361
   Cash..........................................................        95,618
   Deposits with broker for securities sold short................    19,529,280
   Interest receivable...........................................     1,167,212
   Dividends receivable..........................................       673,772
   Receivable from adviser.......................................       131,874
   Prepaid expenses..............................................        34,333
   Director retainer.............................................        14,964
                                                                  -------------
       Total Assets..............................................   447,258,612
                                                                  -------------
LIABILITIES
   Securities sold short, at value (Proceeds $16,926,456)........    19,619,700
   Options written, at value (Premiums received $183,610)........       146,200
   Investment securities purchased...............................     4,150,845
   Accrued advisory fees (Note 4)................................       297,748
   Accrued administration fees (Note 4)..........................        45,538
   Dividends on short sales......................................        16,000
   Other accrued expenses........................................       254,656
                                                                  -------------
       Total Liabilities.........................................    24,530,687
                                                                  -------------
NET ASSETS                                                        $ 422,727,925
                                                                  =============
NET ASSET VALUE PER SHARE
   ($422,727,925/73,233,013 shares outstanding -- Note 5)........ $        5.77
                                                                  =============

Net Assets Consist of:
   Capital paid-in............................................... $ 574,062,590
   Distributions in excess of net investment income..............   (14,454,826)
   Accumulated net realized loss on investments..................  (165,701,060)
   Net unrealized appreciation on investments....................    31,514,465
   Net unrealized depreciation on securities sold short..........    (2,693,244)
                                                                  -------------
Net Assets                                                        $ 422,727,925
                                                                  =============

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                            STATEMENT OF OPERATIONS

                        Six Months Ended June 30, 2005
                                  (Unaudited)

INVESTMENT INCOME
   Income
       Interest........................................................................... $ 3,275,614
       Dividends (net of foreign withholding taxes of $43,288)............................   3,110,306
                                                                                           -----------
              Total Investment Income.....................................................   6,385,920
                                                                                           -----------
   Expenses
       Investment advisory fees...........................................................   1,801,862
       Administrative fees................................................................     275,579
       Transfer agent fees................................................................     168,289
       Printing and postage expenses......................................................     108,131
       Professional fees..................................................................      68,676
       Directors' fees and expenses.......................................................      40,822
       Custodian fees.....................................................................      24,675
       Miscellaneous......................................................................     146,217
                                                                                           -----------
          Expenses before dividends on short sales........................................   2,634,251
          Dividends on short sales........................................................     112,480
                                                                                           -----------
              Total Expenses..............................................................   2,746,731
                                                                                           -----------
                 Net Investment Income....................................................   3,639,189
                                                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
       Investments........................................................................  10,642,477
       Short sales........................................................................    (315,477)
       Options............................................................................    (258,795)
       Foreign currency transactions......................................................          30
   Net change in unrealized appreciation (depreciation) on:
       Investments........................................................................  (8,753,622)
       Short sales........................................................................  (1,083,141)
       Options written....................................................................      37,410
       Foreign currency transactions and translation......................................        (174)
   Net increase in payments by affiliates and net gains (losses) realized on the disposal
     of investments in violation of restrictions (Note 4d)................................          --
                                                                                           -----------
          Net realized and unrealized gain................................................     268,708
                                                                                           -----------
          Net increase in net assets resulting from operations............................ $ 3,907,897
                                                                                           ===========

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                       Six Months Ended
                                                                        June 30, 2005      Year Ended
                                                                         (Unaudited)    December 31, 2004
                                                                       ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
   Operations
       Net investment income (loss)...................................   $  3,639,189     $  7,821,749
       Net realized gain (loss).......................................     10,068,235       28,365,079
       Net change in unrealized appreciation (depreciation)...........     (9,799,527)       3,860,869
                                                                         ------------     ------------
          Net increase (decrease) in net assets resulting from
            operations................................................      3,907,897       40,047,697
                                                                         ------------     ------------
   Dividends and distributions to shareholders from
       Net investment income..........................................    (21,823,447)*     (4,595,190)
       Net realized short-term gains..................................             --      (11,516,096)
                                                                         ------------     ------------
          Total dividends and distributions to shareholders...........    (21,823,447)     (16,111,286)
                                                                         ------------     ------------
          Net increase (decrease) in net assets.......................    (17,915,550)      23,936,411
NET ASSETS
   Beginning of period................................................    440,643,475      416,707,064
                                                                         ------------     ------------
   End of period [including distributions in excess of net
     investment income and undistributed net investment
     income of ($14,454,826) and $3,729,432, respectively]............   $422,727,925     $440,643,475
                                                                         ============     ============

--------
  *The tax status of our distributions is determined at the end of the taxable year. However, based on interim data, we estimate that 37% of distributions represent return of capital and 46% represent excess gain distributions which are taxable as ordinary income. Also refer to Note 2D.

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 2005
                                  (Unaudited)

NOTE 1 -- ORGANIZATION

   The Zweig Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on June 30, 1986. The Fund's objective is to increase capital primarily with investment in equity securities, consistent with capital preservation and reduction of risk.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  A. Security Valuation:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and other assets may be valued at fair value as determined in good faith by or under the direction of the Directors.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

  B. Security Transactions and Related Income:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. Income Taxes:

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

  D. Dividends and Distributions to Shareholders:

   Distributions are declared and recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

   The Fund has $174,545,775 of capital loss carryovers, $10,860,573 expiring in 2009, $136,883,040 expiring in 2010 and $26,802,162 expiring in 2011 which may be used to offset future capital gains. The Fund may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers. In addition, under certain conditions, the Fund may lose the benefit of these losses to the extent that distributions to shareholders exceed required distribution amounts as defined under the Internal Revenue Code. Shareholders may also pay additional taxes on these excess distributions.

  E. Foreign Currency Translation:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

  F. Forward Currency Contracts:

   The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

  G. Foreign Security Country Determination:

   A combination of the following criteria is used to assign the countries of risk listed in the schedule of investments and securities sold short: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

  H. Options:

   The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   The Fund may purchase options, which are included in the Fund's Schedule of Investments and Securities Sold Short and subsequently marked-to-market to reflect the current value of the option.

   When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

   Transactions in written options for the period ended June 30, 2005 were as follows:

                                                        Number of Premiums
                                                        Contracts Received
                                                        --------- --------
      Option contracts outstanding at December 31, 2004     --    $     --
      Option contracts written.........................    430     183,610
      Option contracts sold............................     --          --
      Option contracts exercised.......................     --          --
      Option contracts expired.........................     --          --
                                                           ---    --------
      Option contracts outstanding as of June 30, 2005.    430    $183,610
                                                           ===    ========

   As of June 30, 2005, the Fund had outstanding written options as follows:

                       Shares Subject Expiration
   Call Option            to Call        Date    Exercise Price Market Value
   -----------         -------------- ---------- -------------- ------------
   Valero Energy Corp.     43,000      9/19/05       $85.00       $146,200

  I. Short Sales:

   A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund. At June 30, 2005, the value of securities sold short amounted to $19,619,700 against which collateral of $40,213,930 was held. The collateral includes the deposits with the broker for securities held short and the value of the segregated investments held long, as shown in the Schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

  J. Indemnifications:

   Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 3 -- PURCHASES AND SALES OF SECURITIES:

   Purchases and sales of securities (excluding U.S. Government and agency securities, options, forward currency contracts and short-term securities) for the period ended June 30, 2005, were as follows:

                    Purchases...................... $90,690,375
                    Sales..........................  74,841,631
                    Short sales....................  15,025,632
                    Purchases to cover short sales.   9,573,244

   Purchases and sales of long-term U.S. Government and agency securities for the period ended June 30, 2005, were as follows:

                               Purchases. $       --
                               Sales.....  8,360,262

NOTE 4 -- INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

   a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between Phoenix/Zweig Advisers LLC (the "Adviser") and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the adviser is responsible for the actual management of the Fund's portfolio. Phoenix/Zweig Advisers LLC is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal on an annual basis to 0.85% of the Fund's average daily net assets. During the period ended June 30, 2005 the Fund incurred advisory fees of $1,801,862.

   Zweig Consulting LLC (the "Sub-Adviser") performs certain asset allocation research and analysis and provides such advice to the Adviser. Effective March 2, 2004, the Sub-Adviser assumed an expanded role in reviewing the Fund's investment portfolio and collaborating in the security selection process with the Adviser's portfolio management team. The Sub-Adviser's fees are paid by the Adviser.

   b) Administration Fee: Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly owned subsidiary of PNX serves as the Fund's Administrator (the "Administrator") pursuant to an Administration Agreement. The Administrator receives a fee for financial reporting, tax services, and oversight of the subagent's performance at a rate of 0.13% of the Fund's average daily net assets. During the period ended June 30, 2005, the Fund incurred Administration fees of $275,579.

   c) Directors Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

   d) Payment by Affiliate: The Adviser made a voluntary payment on August 25, 2005 in the amount of $131,874 to fully offset the net gains and losses associated with a violation of investment restrictions.

NOTE 5 -- CAPITAL STOCK AND REINVESTMENT PLAN

   At June 30, 2005, the Fund had one class of common stock, par value $.10 per share, of which 100,000,000 shares are authorized and 73,233,013 shares are outstanding.

   Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by EquiServe as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by EquiServe, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the six-months ended June 30, 2005, and the year ended December 31, 2004, there were no shares issued pursuant to the Plan.

NOTE 6 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 7 -- FINANCIAL HIGHLIGHTS

   Selected data for a share outstanding throughout each year:

                                                    Six-Months
                                                       Ended                        Year Ended December 31,
                                                   June 30, 2005     -----------------------------------------------------
                                                    (Unaudited)        2004      2003       2002        2001        2000
                                                  -------------      --------  --------  --------   --------      --------
Per Share Data
Net asset value, beginning of period.............   $   6.02         $   5.69  $   5.46  $   7.96   $  10.32      $  12.20
                                                    --------         --------  --------  --------   --------      --------
Income From Investment Operations
Net investment income............................       0.05             0.11      0.03      0.01        -- /(4)/     0.20
Net realized and unrealized gains (losses).......        -- /(4)(7)/     0.44      0.70     (1.76)     (1.47)        (0.90)
                                                    --------         --------  --------  --------   --------      --------
Total from investment operations.................       0.05             0.55      0.73     (1.75)     (1.47)        (0.70)
                                                    --------         --------  --------  --------   --------      --------
Dividends and Distributions
Dividends from net investment income.............      (0.30)           (0.06)    (0.03)    (0.01)     (0.01)        (0.21)
Distributions from net realized gains............         --            (0.16)       --        --      (0.07)        (0.97)
Tax return of capital............................         --               --     (0.47)    (0.68)     (0.81)           --
                                                    --------         --------  --------  --------   --------      --------
Total dividends and distributions................      (0.30)           (0.22)    (0.50)    (0.69)     (0.89)        (1.18)
                                                    --------         --------  --------  --------   --------      --------
Effect on net asset values as a result of capital
 contribution....................................        -- /(4)/          --        --        --         --            --
Effect on net asset values as a result of rights
 offering/(1)/...................................         --               --        --     (0.06)        --            --
                                                    --------         --------  --------  --------   --------      --------
   Net asset value, end of period................   $   5.77         $   6.02  $   5.69  $   5.46   $   7.96      $  10.32
                                                    ========         ========  ========  ========   ========      ========
   Market value, end of period/(2)/..............   $   5.35         $   5.55  $   4.90  $   4.93   $   7.90      $   9.81
                                                    ========         ========  ========  ========   ========      ========
Total investment return/(3)/.....................       1.82%/(6)/      18.13%     9.53%   (29.78)%   (11.27)%        9.45%
                                                    ========         ========  ========  ========   ========      ========
Ratios/Supplemental Data:
Net assets, end of period (in thousands).........   $422,728         $440,643  $416,707  $400,163   $489,261      $620,354
Ratio of expenses to average net assets
 (excluding dividends on short sales)............       1.24%/(5)/       1.33%     1.28%     1.20%      1.19%         1.12%
Ratio of expenses to average net assets
 (including dividends on short sales)............       1.30%/(5)/       1.35%     1.33%     1.20%      1.19%         1.12%
Ratio of net investment income to average net
 assets..........................................       1.72%/(5)/       1.87%     0.54%     0.14%     (0.03)%        1.74%
Portfolio turnover rate..........................       22.0%/(6)/       89.2%     74.8%    104.8%      80.3%        114.8%

--------
(1)Shares were sold at a 5% discount from the average market price.
(2)Closing Price -- New York Stock Exchange.
(3)Total investment return is calculated assuming a purchase of common stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purchase of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(4)Amount is less than $0.01.
(5)Annualized.
(6)Not annualized.
(7)The net realized and unrealized gains (losses) includes a voluntary payment made by the Adviser to fully offset the net gains and losses associated with a violation of investment restrictions. If this payment was not included, the per share impact would be less than $0.01.

NOTE 8 -- PROXY VOTING PROCEDURES AND VOTING RECORD

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

NOTE 9 -- FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

                  SUPPLEMENTARY PROXY INFORMATION (Unaudited)

   The Annual Meeting of Shareholders of The Zweig Fund, Inc. was held on May 10, 2005. The meeting was held for the purpose of electing two (2) nominees to the Board of Directors.

   The results of the above matters were as follows:

      Directors       Votes For  Votes Against Votes Withheld Abstentions
      ---------       ---------- ------------- -------------- -----------
      Wendy Luscombe  55,780,250      N/A        3,897,323        N/A
      R. Keith Walton 55,682,929      N/A        3,994,644        N/A

   Based on the foregoing, Wendy Luscombe and R. Keith Walton were re-elected as Directors. The Fund's other Directors who continue in office are Charles H. Brunie, Daniel T. Geraci, Alden C. Olson, Ph.D. and James B. Rogers, Jr.

                                FUND MANAGEMENT

   Information pertaining to the Directors and officers of the Fund is set forth below. The address of each individual, unless otherwise noted, is c/o Phoenix/Zweig Advisers LLC, 900 Third Avenue, New York, NY 10022.

                            DISINTERESTED DIRECTORS

                                        Number of
                                       Portfolios
                                         in Fund
                      Term of Office     Complex
Name, Address, and    and Length of    Overseen by                 Principal Occupation(s)
Date of Birth          Time Served      Director       During Past 5 Years and Other Directorships Held
------------------   ----------------- ----------- --------------------------------------------------------
Charles H. Brunie... Term: Until 2006.      2      Director of The Zweig Total Return Fund, Inc. (since
Brunie Associates    Served since:                 1988); Chairman, Brunie Associates (investments)
600 Third Avenue,    1998.                         (since April 2001); Chairman, Oppenheimer Capital
17th Floor                                         (1969 to 2000); Chairman (1980-1990); Chairman
New York, NY 10016                                 Emeritus, Board of Trustees, Manhattan Institute (since
DOB: 7/17/30                                       1990). Trustee, Milton and Rose D. Friedman
                                                   Foundation for Vouchers (since 1999). Trustee, Hudson
                                                   Institute (since 2002). Trustee, American Spectator
                                                   (since 2002). Chartered Financial Analyst (since 1969).

Wendy Luscombe...... Term: Until 2006.      2      Director of The Zweig Total Return Fund, Inc. (since
480 Churchtown Road  Served since:                 2002); Principal, WKL Associates, Inc. (investment
Craryville, NY 12521 2002.                         management) (since 1994). Fellow, Royal Institution of
DOB: 10/29/51                                      Chartered Surveyors. Member, Chartered Institute of
                                                   Arbitrators. Director, Endeavour Real Estate Securities,
                                                   Ltd. REIT Mutual Fund (since 2000). Director, PXRE,
                                                   Corp. (reinsurance) (since 1994). Member and
                                                   Chairman of Management Oversight Committee,
                                                   Deutsche Bank Real Estate Opportunities Fund
                                                   (since 2003)

Alden C. Olson...... Term: Until 2007.      2      Director of The Zweig Total Return Fund, Inc. (since
2711 Ramparte Path   Served since:                 1996); currently retired. Chartered Financial Analyst
Holt, MI 48842       1996.                         (since 1964). Professor of Financial Management,
DOB: 5/10/28                                       Investments at Michigan State University
                                                   (1959 to 1990).

James B. Rogers, Jr. Term: Until 2006.      2      Director of The Zweig Total Return Fund, Inc. (since
352 Riverside Drive  Served since:                 1988); Private investor (since 1980). Chairman, Beeland
New York, NY 10025   1986.                         Interests, Inc. (investments and media) (since 1980).
DOB: 10/19/42                                      Regular Commentator on CNBC (1998). Author of
                                                   "Investment Biker: On the Road with Jim Rogers"
                                                   (1994), "Adventure Capitalist" (2003) and "Hot
                                                   Commodities" (2004). Visiting Professor, Columbia
                                                   University (1998). Columnist, WORTH Magazine (since
                                                   1995). Director, Emerging Markets Brewery Fund
                                                   (1993-2002). Director, Levco Series Trust (since 1996).

                            DISINTERESTED DIRECTORS

                                       Number of
                                      Portfolios
                                        in Fund
                     Term of Office     Complex
Name, Address, and   and Length of    Overseen by                Principal Occupation(s)
Date of Birth         Time Served      Director      During Past 5 Years and Other Directorships Held
------------------  ----------------- ----------- -------------------------------------------------------
R. Keith Walton.... Term: Until 2008.      2      Director of The Zweig Total Return Fund, Inc. (since
15 Claremont Avenue Served since:                 2004). Executive Vice President (since 2004), Secretary
New York, NY 10027  2004.                         (since 1996) of the University at Columbia University.
DOB: 9/28/64                                      Director (since 2002), Chair, Nominating Committee
                                                  (since 2002), Member, Executive Committee (since
                                                  2002), Chair, Audit Committee (since 2003), Apollo
                                                  Theater Foundation, Inc. Director, Orchestra of St.
                                                  Luke's (since 2000). Director, American Friends of the
                                                  Royal Court Theatre (since 2003). Member, Steering
                                                  Committee, Association for a Better New York (since
                                                  2001). Member, Education Committee of the Board,
                                                  Trinity School (since 2003). Nominating and
                                                  Governance Committee Board of Directors (since
                                                  2004), Member (since 1997), Council on Foreign
                                                  Relations. Member, Advisory Board, North General
                                                  Hospital (since 2002). Member, NY Advisory Board,
                                                  Enterprise Foundation (since 1999). Member, The
                                                  American Law Institute (since 1999). Member, Council
                                                  for the United States and Italy (since 1999). Member,
                                                  Century Association (since 2000).

                              INTERESTED DIRECTOR

                      Term of Office,   Number of
                         Length of     Portfolios
                        Time Served      in Fund
                            and          Complex
Name, Address, and      Position(s)    Overseen by                Principal Occupation(s)
Date of Birth            with Fund      Director      During Past 5 Years and Other Directorships Held
------------------   ----------------- ----------- ------------------------------------------------------
Daniel T. Geraci.... Term: Until 2007.      2      Director and President of The Zweig Total Return Fund,
10 Stonemeadow Drive Served since:                 Inc. (since 2004). Executive Vice President, Asset
Westwood, MA 02090   2004.                         Management, The Phoenix Companies, Inc. (wealth
DOB: 6/12/57         Director and                  management) (since 2003). President and Chief
                     President                     Executive Officer, Phoenix Investment Partners, Ltd.
                                                   (since 2003). President certain Funds within the
                                                   Phoenix Fund complex (since December 2004).
                                                   President and Chief Executive Officer of North
                                                   American investment operations, Pioneer Investment
                                                   Management USA, Inc. (2001-2003). President of Private
                                                   Wealth Management Group (2000-2001), Executive
                                                   Vice President of Distribution and Marketing for
                                                   Fidelity Canada (1996-1998), Fidelity Investments.

                        OFFICERS WHO ARE NOT DIRECTORS

                     Position(s)
                    with Fund and
Name, Address and     Length of
Date of Birth        Time Served           Principal Occupation(s) During Past 5 Years
-----------------  ---------------- ---------------------------------------------------------
Carlton Neel...... Executive Vice   Executive Vice President of The Zweig Total Return
900 Third Ave.     President since: Fund, Inc. (since 2003); Senior Vice President and
New York, NY 10022 2003.            Portfolio Manager, Phoenix/Zweig Advisers LLC
DOB: 12/19/67                       (since 2003). Managing Director and Co-Founder,
                                    Shelter Rock Capital Partners, LP (2002-2003). Senior
                                    Vice President and Portfolio Manager, Phoenix/Zweig
                                    Advisers LLC (1995-2002). Vice President,
                                    JP Morgan & Co. (1990-1995).

David Dickerson... Senior Vice      Senior Vice President of The Zweig Total Return Fund,
900 Third Ave.     President since: Inc. (since 2003); Senior Vice President and Portfolio
New York, NY 10022 2003.            Manager, Phoenix/Zweig Advisers LLC (since 2003).
DOB: 12/27/67                       Managing Director and Co-Founder, Shelter Rock
                                    Capital Partners, LP (2002-2003). Vice President
                                    and Portfolio Manager, Phoenix/Zweig Advisers LLC
                                    (1993-2002).

Marc Baltuch...... Vice President   Vice President of The Zweig Total Return Fund, Inc.
900 Third Avenue   since: 2004.     (since 2004). President and Director of Watermark
New York, NY 10022                  Securities, Inc. (since 1991). Secretary of Phoenix-
DOB: 9/23/45                        Zweig Trust (1989-2003). Secretary of Phoenix-Euclid
                                    Market Neutral Fund (1998-2002). Assistant Secretary
                                    of Gotham Advisors, Inc. (since 1990). Chief
                                    Compliance Officer of the Zweig Companies (since
                                    1989) and of the Phoenix Funds Complex (since 2004).

Moshe Luchins..... Vice President   Vice President of The Zweig Total Return Fund, Inc.
900 Third Avenue   since: 2004.     (since 2004). Associate Counsel of the Zweig
New York, NY 10022                  Companies (since 1996).
DOB: 12/22/71

Nancy Curtiss..... Treasurer since: Treasurer of The Zweig Total Return Fund, Inc. (since
56 Prospect Street 2003.            2003); Vice President, Operations (since 2003); Vice
Hartford, CT 06115                  President, Fund Accounting (1994-2003) and Treasurer
DOB: 11/24/52                       (1996-2003), Phoenix Equity Planning Corporation.
                                    Treasurer, multiple funds in Phoenix Fund Complex
                                    (since 1994).

Kevin J. Carr..... Secretary since: Secretary of The Zweig Total Return Fund, Inc. (since
One American Row   2005.            2005). Vice President and Counsel, Phoenix Life
Hartford, CT 06102                  Insurance Company (since 2005). Vice President,
DOB: 8/3/54                         Counsel, Chief Legal Officer and Secretary, certain Funds
                                    within Phoenix Fund Complex (since 2005). Compliance
                                    Officer of Investments and Counsel, Travelers Life and
                                    Annuity Company (January 2005-May 2005). Assistant
                                    General Counsel, The Hartford Financial Services Group
                                    (1999-2005).

                                KEY INFORMATION

1-800-272-2700 Zweig Shareholder Relations:
              For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information
                               REINVESTMENT PLAN

     Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               -----------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not yet applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

At a Board of Trustees meeting held May 16, 2005, the Trustees approved a Policy for the Consideration of Trustee Nominees as follows:

                                  PHOENIX FUNDS

                Policy for the Consideration of Trustee Nominees

        The following Policy for the Consideration of Trustee Nominees (the "Policy") shall be followed by the Governance and Nominating Committee (the "Committee") of the Phoenix Funds (the "Trust") in filling vacancies on the Board of Trustees or when Trustees are to be nominated for election by shareholders.

Minimum Nominee Qualifications

1. With respect to nominations for Trustees who are not interested persons of the Trust as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") ("Disinterested Trustees"), nominees shall be independent of the Trust's investment advisers and other principal service providers. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

2. Disinterested Trustee nominees must qualify for service on the Trust's Audit Committees.

3. With respect to all Trustees, nominees must qualify under all applicable laws and regulations.

4. The proposed nominee may not be within five years of the Trust's retirement age for Trustees.

5. The Committees may also consider such other factors as they may determine to be relevant.

Other Qualifications

1. With respect to all proposed nominees, the Committee shall consider whether the proposed nominee serves on boards of or is otherwise affiliated with competing financial service organizations or their related fund complexes or companies in which the Trust may invest.

2. The Committee shall consider whether the proposed nominee is able to and intends to commit the time necessary for the performance of Trustee duties.

3. The Committee shall consider the integrity and character of the proposed nominee, and the proposed nominee's compatibility with the current Trustees.

4.      The Committee may require an interview with the proposed nominee.

Nominees Recommended by Shareholders

1. The Committee shall consider nominations for openings on the Board of Trustees from shareholders who have individually held for at least one full year five percent of the shares of a series of the Trust.

2. The Committee shall give candidates recommended by shareholders the same consideration as any other candidate.

3. Shareholder recommendations should be sent to the attention of the Committee in care of the Trust's Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a Disinterested Trustee, if applicable.

Process for Identifying and Evaluating Trustee Nominees

1. When identifying and evaluating prospective nominees for openings on the Board of Trustees, the Committee shall review all recommendations in the same manner, including those received from shareholders.

2. The Committee shall first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications will then be considered by the Committee with respect to the other qualifications listed above, and any other qualifications deemed to be important by the Committee.

3. Those nominees selected by the Committee shall be recommended to the Board of Trustees.

Item 11. Controls and Procedures.

        (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-2(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

        (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

        (a)(1)  Not applicable.

        (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
                Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

        (a)(3)  Not applicable.

        (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
                Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              The Zweig Fund, Inc.

By (Signature and Title)* /s/ Daniel T. Geraci
                          ------------------------------------------------------
                          Daniel T. Geraci, President and
                          Chief Executive Officer
                          (principal executive officer)

Date September 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Daniel T. Geraci
                          ------------------------------------------------------
                          Daniel T. Geraci, President and
                          Chief Executive Officer
                          (principal executive officer)

Date September 1, 2005

By (Signature and Title)* /s/ Nancy G. Curtiss
                          ------------------------------------------------------
                          Nancy G. Curtiss, Treasurer
                          (principal financial officer)

Date September 2, 2005

* Print the name and title of each signing officer under his or her signature.